Exhibit 10.4

FORM OF LOCK-UP AGREEMENT
[Pubco]
[Pubco Address]
This agreement (this “Lock-up Agreement”) is being delivered to you in connection with the proposed private placement offering of (i) shares of common stock, par value $0.01 per share (the “Common Stock”) of [•], a [•] corporation (the “Company”), and/or (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of Common Stock pursuant to that certain Subscription Agreement dated [•], 2025 (the “Subscription Agreement”) by and between you and the Company (the “Offering”). Capitalized terms used herein, and not otherwise defined herein, shall have the meaning ascribed to them in the Subscription Agreement.
In order to induce the Company to enter into the Subscription Agreement, and in light of the benefits that the Offering will confer upon you in your capacity as a securityholder and/or a director or officer of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, you hereby irrevocably agree that, without the prior written consent of the Company, during the period beginning on the date of the Subscription Agreement through and including the date that is (i) the day the effectiveness (the “Registration Date”) of the resale registration statement on Form F-3 (or Form F-1 as applicable) (the “Registration Statement”) registering for resale the Common Stock and the shares of Common Stock underlying the Pre-Funded Warrants purchased in the Offering (collectively the “Acquired Securities”) with the United States Securities and Exchange Commission (the “Commission”) with respect to one-hundred percent (100%) of the Acquired Securities (the “Initial Lock-Up Period”); and (ii) the 30th day following the Registration Date, with respect to fifty percent (50%) of the Acquired Securities (the “Subsequent Lock-Up Period” and, together with the Initial Lock- Up Period, the “Lock-Up Periods”), you will not directly or indirectly, (1) offer for sale, sell, assign, hypothecate, transfer, pledge, contract to sell, lend or otherwise transfer or dispose of (or enter into any transaction or agreement that is designed to, or would reasonably be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, (2) enter into any swap, hedge or similar agreement or arrangement (including, without limitation, the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivatives transaction or instrument, however described or defined) that transfers, is designed to transfer or reasonably could be expect to transfer (whether by the undersigned or someone other than the undersigned) to another, in whole or in part, directly or indirectly, any of the economic benefits or risks of ownership of shares of Common Stock or any Acquired Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or other securities of the Company, in cash or otherwise, (3) make any demand for or exercise any right to file, cause to be filed or cause to be confidentially submitted any registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock, the Acquired Securities, or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company, provided that, to the extent the undersigned has demand and/or piggyback registration rights under any registration rights agreement, investor rights agreement or similar agreement, the undersigned may notify the Company privately that the undersigned is or will be exercising its demand and/or piggyback registration rights under any such agreement following the expiration of the respective Lock-Up Period and undertake preparations related thereto, or (4) publicly disclose the intention to do any of the foregoing (the “Lock-Up Restrictions”). Notwithstanding the foregoing, in no event shall the Initial Lock-Up Period extend beyond the date that is one hundred eighty (180) days following the Closing Date (the “Outside Release Date”), whether or not the Registration Date has occurred. Accordingly, the Lock-Up Restrictions shall automatically terminate with respect to all Acquired Securities on the Outside Release Date if the Registration Date has not occurred by such date. Furthermore, the Lock-Up Restrictions shall automatically terminate once the Subscriber is permitted to sell all of its Acquired Securities under Rule 144 without restriction, regardless of whether the Registration Statement has been declared effective.
The foregoing restrictions are expressly agreed to preclude you from engaging in any hedging or other transaction which is designed to, or which reasonably could be expected to, lead to or result in a sale or disposition of shares of Common Stock or any other securities of the Company even if such Common Stock or other securities of the Company would be disposed of by someone other than the undersigned, including, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option, forward, swap or any other derivative transaction or instrument) with respect to any shares of Common Stock, or any other security of the Company that includes, relates to, or derives any significant part of its value from shares of Common Stock or other securities of the Company.
The foregoing restrictions, including without limitation the immediately preceding sentence, shall not apply to:
(a)
(i) any bona fide charitable gift or gifts, including, without limitation, to a charitable organization or educational institution, or (ii) bona fide gifts, sales or other dispositions of shares of any class of the Company’s capital stock, in each case, that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided, that it shall be a condition to any transfer pursuant to this clause (a) that (1) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding paragraph) to the same extent as if the transferee/donee were a party hereto, (2) any such transfer shall not involve a disposition for value, (3) each party (donor, donee, transferor or transferee) shall agree to not voluntarily make, any filing or public announcement of the gift, sale or other disposition prior to the expiration of the respective Lock- Up Period, and (4) the undersigned notifies the Company at least two business days prior to the proposed gift, sale or other disposition;

(b)
 the exercise or settlement of stock options or other equity awards granted pursuant to the Company’s stock option/incentive plans or awards, provided, that the restrictions shall apply to shares of Common Stock issued upon such exercise;

(c)
 any transfers by will or intestacy; provided, that no public disclosure or filing under the Exchange Act shall be voluntarily made during the respective Lock-Up Period and any required filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (c);

(d)
 any transfers pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of a marriage or civil union, provided, that no public disclosure or filing under the Exchange Act shall be voluntarily made during the Lock-Up Period and any required filing under the Exchange Act made during the respective Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (d);

(e)
 transfers or dispositions of shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for, such capital stock to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value, or, if the undersigned is a trust, to a trustor or beneficiary of the trust, or, if the undersigned is a corporation, partnership, limited liability company or other business entity, to another corporation, partnership, limited liability company or other business entity that controls, is controlled by or is under common control with the undersigned or as part of a disposition, transfer or distribution by the undersigned to partners, limited partners, stockholders, members or equityholders of the undersigned, provided, in each case, that (1) any transferee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee(s) were a party hereto, (2) any such transfer shall not involve a disposition for value, (3) no public disclosure or filing under the Exchange Act shall be voluntarily made during the respective Lock-Up Period and (4) any required filing under the Exchange Act made during the respective Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (e);

(f)
 the exercise of the Pre-Funded Warrants or the conversion, exercise or exchange of any other securities of the Company, into Common Stock or any other securities of the Company, provided, that such shares of Common Stock or other securities issued upon conversion, exercise or exchange remain subject to the terms of this Lock-Up Letter Agreement;

(g)
 any transfers or commitments to transfer pursuant to a merger, consolidation, tender offer or other similar transaction involving a Change of Control (as defined below) or reverse merger, provided, that in the event that such merger, consolidation, tender offer or other such transaction involving a Change of Control or reverse merger is not completed, such shares of Common Stock or other securities held by the undersigned shall remain subject to the provisions of this Lock-Up Letter Agreement;

(h)
 the transfer by the undersigned of shares of Common Stock or any securities convertible into, exercisable or exchangeable for, shares of Common Stock to the Company upon a vesting or settlement event of the Company’s securities or upon the exercise of options or warrants to purchase the Company’s securities on a “cashless” or “net exercise” basis, or in a “sell-to-cover” transaction, in each case, pursuant to any equity incentive plan or award of the Company and to the extent permitted by the instruments representing such options or warrants outstanding as of the date of the Subscription Agreement, provided, that (1) the shares received upon exercise or settlement of such option or warrant or other security are subject to the terms of this Lock-Up Letter Agreement, (2) no public disclosure or filing under the Exchange Act shall be voluntarily made during the respective Lock-Up Period and (3) any required filing under the Exchange Act made during the respective Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (h);

(i)
 the transfer of shares of Common Stock or securities convertible into, or exercisable or exchangeable for, shares of Common Stock to the Company in connection with the termination of the undersigned’s employment with the Company, provided, that no public disclosure or filing under the Exchange Act shall be voluntarily made during the respective Lock-Up Period and any required filing under the Exchange Act made during the respective Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (i);

(j)	transfers that are approved by the prior written consent of the Company;
(k)
 sales of shares of Common Stock purchased by the undersigned on the open market following the date of the Subscription Agreement, provided, that any required filing under the Exchange Act made during the respective Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (k); and

(l)
 transfers to any affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended), provided that (i) such transfer is not for value, (ii) the affiliate transferee agrees in writing, prior to such transfer, to be bound by the terms of this Lock-Up Letter Agreement to the same extent as if the affiliate were an original party hereto, and (iii) the undersigned provides the Company with at least two (2) business days’ prior written notice of such transfer, including the identity of the affiliate transferee and a copy of the executed agreement by which the affiliate agrees to be bound by this Lock-Up Letter Agreement.

Notwithstanding the restrictions imposed by this Lock-Up Letter Agreement, the undersigned may establish or enter into a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided, that such plan does not provide for any transfers of shares of Common Stock, and no filing under the Exchange Act or other public announcement shall be required or voluntarily made by the undersigned or any other person in connection therewith, in each case during the respective Lock-Up Period.
“Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction, in one transaction or a series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the voting capital stock of the Company (or the surviving entity).
Delivery of an executed Lock-Up Letter Agreement by one party to any other party may be made by facsimile, electronic mail (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method, and the parties hereto agree that any copy so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
This Lock-Up Letter Agreement and any transaction contemplated by this Lock-Up Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles that would result in the application of any other law than the laws of the State of New York (other than Section 5-1401 of the General Obligations Law).

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement. Any obligations of the undersigned shall be binding upon the heirs and executors (in the case of individuals), personal representatives, successors and assigns of the undersigned.
Dated: [•], 2025

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(Name - Please Print)

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(Signature)

__________________________________________________________
(Name of Signatory, in the case of entities - Please Print)
__________________________________________________________
(Title of Signatory, in the case of entities - Please Print)

Address:

[Signature Page to the Lock-Up Letter Agreement]